Exhibit 10.1

AMENDMENT NUMBER THREE TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS

THIS AMENDMENT NUMBER THREE TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS (this “Amendment”), dated as of December 15, 2023, is entered into between BANC OF CALIFORNIA, formerly known as Pacific Western Bank (“Lender”), and HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation (“Borrower”), in light of the following facts:
RECITALS
WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated September 9, 2019 (as previously amended, the “Loan Agreement”); and
WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
1.DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.
2.AMENDMENTS.
(a)All references in the Loan Agreement, Note and other Related Documents to Maturity or the Maturity Date is hereby changed from 08-31-2024 to 02-28-2026.
(b)The paragraph titled “Documentation Fee; Unused Commitment Fee” on page 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Documentation Fee; Commitment Fee. On the effective date of Amendment Number Three to this Agreement, Borrower shall pay Lender a documentation fee equal to $500, which fee shall be fully earned and non-refundable. Borrower shall also pay an annual fee equal to 0.50% of the Maximum Amount, payable on the effective date of Amendment Number Three to Business Loan Agreement and Other Related Documents and on each anniversary thereof, during the term of this Agreement, prorated for any period that is less than a full year.”
(c)The interest rate floor referenced in the Note is hereby increased to 5.00% per annum. Under no circumstances will the interest rate on the Advances and the Loan be less than 5.00% per annum or more than the maximum rate allowed by applicable law.
(d)The paragraph titled “Variable Interest Rate” in the Note is hereby amended and restated in its entirety to read as follows:
“Variable Interest Rate. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime Rate

BN 79858667v2

(the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 8.50% per annum. Interest on the unpaid principal balance of this loan will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 0.250 percentage points over the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 8.750%. NOTICE: Under no circumstances will the interest rate on this loan be less than 5.000% per annum or more than the maximum rate allowed by applicable law.
3.CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:
(a)Lender shall have received a fully executed original of this Amendment;
(b)Lender shall have received a fully executed Disbursement Request and Authorization and Notice of Final Agreement;
(c)Lender shall have received a documentation fee of $500 and a commitment fee equal to $100,000; and
(d)Lender shall have received all legal fees incurred by it in connection with this Amendment and all other documents being executed in connection herewith.
4.REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all representations and warranties of Borrower set forth in the Loan Agreement are true, complete and accurate as of the date hereof.
5.LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.
6.COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOWS]

BN 79858667v2

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation, as Borrower

By:     /s/ Jeffrey A. Cerny
Jeffrey A. Cerny, CFO

BN 79858667v2

BANC OF CALIFORNIA

By: /s/ Todd Savitz
    Todd Savitz, Senior Vice President
2
BN 79858667v2